SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 002-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: May 31, 2021
Date of reporting period: November 30, 2020

Item 1. Semi-Annual Report

Amana Mutual Funds Trust

Semi-Annual Report

November 30, 2020

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Participation Fund
AMAPX | AMIPX

Performance Summary

As of November 30, 2020

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	15.07%	10.12%	11.48%	11.06%	9.68%	1.04%

Amana Income Fund Institutional Shares (AMINX)	15.25%	10.36%	11.74%	n/a	n/a	0.81%

Amana Growth Fund Investor Shares (AMAGX)	29.75%	19.80%	18.55%	14.24%	11.50%	0.99%

Amana Growth Fund Institutional Shares (AMIGX)	30.06%	20.08%	18.83%	n/a	n/a	0.76%

Amana Developing World Fund Investor Shares (AMDWX)	18.60%	5.16%	6.23%	1.37%	n/a	1.34%

Amana Developing World Fund Institutional Shares (AMIDX)	18.84%	5.34%	6.42%	n/a	n/a	1.21%

Amana Participation Fund Investor Shares (AMAPX)	4.58%	3.77%	3.21%	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	4.93%	4.01%	3.43%	n/a	n/a	0.63%

As of December 31, 2020

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	13.95%	10.60%	12.48%	10.71%	9.79%	1.04%

Amana Income Fund Institutional Shares (AMINX)	14.14%	10.84%	12.73%	n/a	n/a	0.81%

Amana Growth Fund Investor Shares (AMAGX)	32.86%	21.89%	20.25%	14.36%	11.83%	0.99%

Amana Growth Fund Institutional Shares (AMIGX)	33.19%	22.19%	20.53%	n/a	n/a	0.76%

Amana Developing World Fund Investor Shares (AMDWX)	21.26%	6.71%	8.29%	1.96%	n/a	1.34%

Amana Developing World Fund Institutional Shares (AMIDX)	21.60%	6.88%	8.50%	n/a	n/a	1.21%

Amana Participation Fund Investor Shares (AMAPX)	5.35%	3.90%	3.32%	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	5.59%	4.17%	3.55%	n/a	n/a	0.63%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 33 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus which is dated September 25, 2020, and incorporates results for the fiscal year ended May 31, 2020. Ratios presented for Amana Income and Amana Growth have been restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds’ most recent fiscal period.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Semi-Annual Report	November 30, 2020

Fellow Shareowners:	January 25, 2021

Securities markets appreciated during the six months ended November 30, 2020, the first half of the Amana Funds’ fiscal year. Total return for the S&P 500 Index was 19.98% and the broader Dow Jones Islamic Market World Index returned 23.84%. Developing markets outpaced, with the MSCI Emerging Markets Index gaining 31.14%. Islamic fixed-income markets fared well too, with the FTSE Sukuk Index gaining 5.85%.

The Amana Fund portfolios performed respectably compared to these indices. Amana Developing World Investor Shares gained 23.79%, Amana Growth Investor Shares gained 23.62%, Amana Income Investor Shares gained 16.59%, and Amana Participation Investor Shares rose 4.06% for the six months ended November 30, 2020. As expected, lower expenses allowed the Institutional Shares of each Fund to post slightly better returns: Amana Developing World 23.92%, Amana Growth 23.59%, Amana Income 16.71%, and Amana Participation 4.18%. More than 44% of Amana’s shareowner assets are now in Institutional shares.

The Amana Funds’ investment philosophy is to follow Islamic principles, which preclude most investments in banking and finance. We favor companies with good sustainability factors, low debt levels, and strong balance sheets. In volatile and troubled times, these solid principles repeatedly prove their value.

2020 – A Great and Terrible Year

Calendar 2020 was a wild year for the S&P 500 Index, finally ending up 18.39%. Shining through the global pandemic, Amana Growth Fund trounced the S&P 500, with its Investor Shares up 32.86% for the year ended December 31, 2020. For 2019, with Amana Growth Investor up an almost identical 33.07%, we wrote “Great years only happen occasionally.” It’s nice to report that we were wrong. The compounded total return for the two years was 76.80%.

Amana Income Fund – 34 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the Board of Trustees. From inception to November 30, 2020 – more than 34 years – the Income Fund’s Investor Shares provided an average annual return of 8.98% (after expenses). Few investment vehicles have such a long-term record of success.

Amana Participation Fund – Five Years of Success

The Amana Participation Fund began operations on September 28, 2015. It was designed with a primary objective of capital preservation and a secondary objective of current income, both consistent with Islamic principles. After five years of successful operation under the dedicated and capable Mr. Patrick Drum, we are pleased to note that investors have embraced its goal of lower volatility compared to equity markets. Assets of the Fund exceeded $141 million as of November 30, 2020.

Strong Comparisons

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That’s why the long-term performance recognition that Amana has received is so important to our shareowners.

As of December 31, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 25% of Morningstar’s “Large Blend” category, out of 591 similar funds surviving for at least 15 years. Amana Growth Investor Shares ranked in the top 31% of the “Large Growth” category, out of 566 similar funds surviving for 15 years. For the last 15 years, its annual total return was 11.83%.

For the past three years as of December 31, three Amana funds (Growth, Developing World, Participation) were rated 4 Stars by Morningstar for above average, risk-adjusted performance. Please refer to “Morningstar Ratings” on pages six and seven for more details.

Morningstar continues to award “Low Carbon” designations to Amana Income and Amana Growth, which identifies them as “low-carbon” funds within the global universe (see page seven).

Lower Expense Ratios

For the six months ended November 30, 2020, we are pleased to note reductions in annualized expense ratios of all Amana Funds and share classes. For the “clean” Institutional Share class of Amana Participation Fund it was 0.56%, for Amana Growth the expense ratio was 0.74%, for Amana Income it was 0.79%, and for Amana Developing World it was 0.94%. Investor Shares expense ratios for each Fund also decreased. See page 39 for more details.

Semi-Annual Report	November 30, 2020	3

Lowering Future Expense Ratios

The Trustees continue to work at reducing fund expenses. A Fund’s expense ratio decreases as its assets increase, so please note that total assets for the Trust’s four Funds at November 30, 2020 were a record $4.25 billion – up 18% from the May 31 fiscal year end.

In addition, effective December 1, 2020, with greater assets to spread its costs, Saturna Capital again reduced Advisory and Administrative Services fee rates for the Amana equity funds.

Going Forward

We entered 2020 with cautious optimism. Geopolitical uncertainties, rich corporate valuations, and dubious monetary policies kept us vigilant, while generally strong business and economic fundamentals supported optimism. What we didn’t foresee was a global plague, widespread economic shutdowns, and massive government interventions. By nature, such a “black swan” is unforeseeable, and it’s also why we place emphasis on seeking out companies with robust balance sheets and competitive advantages to sustain operations even through stormy seas. We cannot control the weather, but we can plot a less risky course and pick solid vessels.

Plague year 2020 saw prices for homes, stocks, bonds, bitcoin, lumber, and many other assets soar above intrinsic values. The common thread is cheap money, flowing in from central banks, which supported prices and transformed the ways we save, invest, and consume. So, is there risk of major decline? Maybe this time it’s different? After all, officials are promising loose financial policies and more spending until we are well into a post-COVID recovery.

One way to consider whether or not the market has become irrational is to look at the cyclically adjusted price-to-earnings, or CAPE, ratio. This figure considers inflation-adjusted share prices relative to the 10-year average of real earnings per share. When we compare this figure with the US government’s 10-year interest rate, a common starting point for discount rates used in valuation, the market appears to be fairly priced. Looking ahead we don’t expect to see further multiple expansion, barring the Federal

Reserve cutting nominal interest rates into negative territory. With 2020 being far from a normal baseline, we expect some volatility as the market shakes out which companies are deserving of their newfound valuations.

But if company earnings fall short or the virus continues to bewilder vaccines, markets could fall as investors seek to exit. Social distruptions already roil the globe, from Washington DC and Seattle to Moscow and Hong Kong. Yet we retain faith in the power of human effort, resilience, and creativity.

Strong Management Matters

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active governors, taking seriously their responsibilities to shareowners. Saturna staff work globally, based in offices in Bellingham (Washington), Henderson (Nevada), and Kuala Lumpur (Malaysia) to better serve you. While Mr. Kaiser retired in 2020 as the long-term primary manager of Amana Growth and Amana Income, his deputies for years and practioners of Amana’s principles – Mr. Scott Klimo and Mr. Monem Salam – along with other members of Saturna’s investment team, have continued the Amana portfolios’ successes. And Mr. Kaiser continues as the president and a trustee of Amana.

As a group, the five Amana Trustees are solidly committed to investing in Amana Mutual Funds. Including their affiliated accounts, they currently have over $33 million invested in the four mutual funds of the Trust. Both Dr. Mirza and Mr. Kaiser remain among the Trust’s largest individual shareowners.

For more information, please visit www.amanafunds.com or or call 1-888/73-AMANA. We thank you for investing with us.

Respectfully,

Nicholas Kaiser,

President

M. Yaqub Mirza,

Independent Board Chairman

4	Semi-Annual Report	November 30, 2020

Portfolio Managers

	Scott Klimo CFA Portfolio Manager Amana Growth Fund Deputy Portfolio Manager Amana Income Fund Amana Developing World Fund	Bryce Fegley MS, CFA, CIPM® Deputy Portfolio Manager Amana Income Fund

	Monem Salam MBA Portfolio Manager Amana Income Fund Amana Developing World Fund Deputy Portfolio Manager Amana Growth Fund	Christopher E. Paul MBA, CFA Deputy Portfolio Manager Amana Growth Fund

	Patrick Drum MBA, CFA, CFP® Portfolio Manager Amana Participation Fund	Elizabeth Alm CFA Deputy Portfolio Manager Amana Participation Fund

Levi Stewart Zurbrugg MBA, CPA® Deputy Portfolio Manager Amana Developing World Fund

Semi-Annual Report	November 30, 2020	5

Morningstar Ratings (as of November 30, 2020)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall	Sustainability Rating™ B

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	ê êê	ê êê	ê ê	n/a	ê êê

% Rank in Category	52	66	69	87	14	n/a	88

Institutional Shares (AMINX)	n/a	ê êê	ê êê	¶ ¶	n/a	ê êê

% Rank in Category	51	62	65	85	11	n/a	88

Number of Funds in Category	1,355	1,223	1,056	812	577	1,223	1,223

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	ê êê	ê êê ê	ê êê	n/a	ê êê

% Rank in Category	57	42	30	67	33	n/a	1

Institutional Shares (AMIGX)	n/a	ê êê	ê êê ê	¶ ¶¶	n/a	ê êê ê

% Rank in Category	57	41	27	63	30	n/a	1

Number of Funds in Category	1,304	1,206	1,076	791	566	1,206	1,206

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	ê êê ê	ê ê	ê êê	n/a	ê êê

% Rank in Category	37	35	88	89	n/a	n/a	6

Institutional Shares (AMIDX)	n/a	ê êê ê	ê ê	¶ ¶¶	n/a	ê êê

% Rank in Category	35	33	87	88	n/a	n/a	6

Number of Funds in Category	788	701	592	266	n/a	701	701

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	ê êê ê	ê ê	n/a	n/a	ê êê	n/a

% Rank in Category	61	45	98	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	ê êê ê	ê ê	n/a	n/a	ê êê	n/a

% Rank in Category	53	39	96	n/a	n/a	n/a	n/a

Number of Funds in Category	276	240	191	n/a	n/a	240	n/a

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2020 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of November 30, 2020 and December 31, 2020. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of November 30,2020. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

The Fund’s portfolios are actively managed and subject to change, which may result in a different Morningstar Sustainability Score and Rating each month.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund	100%
Amana Growth Fund	100%
Amana Developing World Fund	100%

As of November 30, 2020, the Amana Participation Fund had not received a Sustainability Rating.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Mutual Funds offer two share classes – Investor Shares and Institutional Shares, each of which has different expense structures.

6	Semi-Annual Report	November 30, 2020

Morningstar Ratings (as of December 31, 2020)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	ê êê	ê êê	ê ê	n/a	ê êê

% Rank in Category	65	71	73	88	25	n/a

Institutional Shares (AMINX)	n/a	ê êê	ê ê ê	¶ ¶	n/a	ê êê

% Rank in Category	64	69	69	86	17	n/a

Number of Funds in Category	1,363	1,232	1,072	814	591	1,232

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	ê êê ê	ê êê ê	ê êê	n/a	ê êê ê

% Rank in Category	52	38	25	65	31	n/a

Institutional Shares (AMIGX)	n/a	ê êê ê	ê êê ê	¶ ¶¶	n/a	ê êê ê

% Rank in Category	51	36	22	62	29	n/a

Number of Funds in Category	1,289	1,197	1,070	789	566	1,197

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	ê êê ê	ê ê	ê êê	n/a	ê êê

% Rank in Category	31	35	87	85	n/a	n/a

Institutional Shares (AMIDX)	n/a	ê êê ê	ê ê	¶ ¶¶	n/a	ê êê

% Rank in Category	31	33	86	81	n/a	n/a

Number of Funds in Category	796	697	597	278	n/a	697

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	ê êê ê	ê	n/a	n/a	ê ê

% Rank in Category	46	61	100	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	ê êê ê	ê	n/a	n/a	ê ê

% Rank in Category	43	48	98	n/a	n/a	n/a

Number of Funds in Category	274	244	192	n/a	n/a	244

Morningstar Carbon Metrics (as of September 30, 2020)

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as those in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil & Gas Products & Services.

To receive the Low Carbon designation a fund must have a Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Amana Income Fund was rated on 96% and Amana Growth Fund was rated on 95% of assets under management.

Semi-Annual Report	November 30, 2020	7

Amana Income Fund: Performance Summary

Average Annual Returns (as of November 30, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMANX)	15.07%	11.48%	11.06%	1.04%

Institutional Shares (AMINX)[2]	15.25%	11.74%	n/a	0.81%

S&P 500 Index	17.46%	13.97%	14.18%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2010, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $28,548 versus $37,703 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

Expense ratios shown in this table have been restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings

% of Total Net Assets

Microsoft	6.0%

Taiwan Semiconductor ADR	5.8%

Eli Lilly	5.7%

Rockwell Automation	5.4%

Illinois Tool Works	4.4%

Parker Hannifin	4.2%

PPG Industries	4.1%

McCormick & Co	3.9%

Honeywell International	3.7%

Colgate-Palmolive	3.1%

Portfolio Diversification

% of Total Net Assets

Large Pharma	17.7%	∎
Specialty Chemicals	7.6%	∎
Household Products	7.1%	∎
Infrastructure Software	6.0%	∎
Semiconductor Devices	5.8%	∎
Semiconductor Manufacturing	5.8%	∎
Measurement Instruments	5.4%	∎
Packaged Food	5.0%	∎
Basic & Diversified Chemicals	4.4%	∎
Industrial Machinery	4.4%	∎
Flow Control Equipment	4.2%	∎
Commercial & Residential Building Equipment & Systems	3.9%	∎
Rail Freight	17.6%	∎
Other Industries < 3%

Other assets (net of liabilities)	5.0%	∎

8	Semi-Annual Report	November 30, 2020

Amana Income Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 95.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Automotive Retailers

Genuine Parts	382,000	$15,016,749	$37,577,340	2.6%

Home Improvement

Stanley Black & Decker	71,950	4,850,611	13,261,105	1.0%

		19,867,360	50,838,445	3.6%

Consumer Staples

Beverages

PepsiCo	250,000	15,481,726	36,057,500	2.5%

Household Products

Colgate-Palmolive	516,400	18,141,721	44,224,496	3.1%

Kimberly-Clark	230,000	13,960,736	32,041,300	2.2%

Procter & Gamble	40,000	2,317,748	5,554,800	0.4%

Unilever ADR	325,000	8,850,327	19,844,500	1.4%

		43,270,532	101,665,096	7.1%

Packaged Food

General Mills	242,900	7,113,722	14,773,178	1.1%

McCormick & Co	300,000	14,110,805	56,094,000	3.9%

		21,224,527	70,867,178	5.0%

		79,976,785	208,589,774	14.6%

Health Care

Biotech

Viatris[1]	142,690	1,085,467	2,400,045	0.1%

Large Pharma

AbbVie	350,000	9,148,094	36,603,000	2.6%

Bristol-Myers Squibb	650,000	15,185,381	40,560,000	2.8%

Eli Lilly	560,000	20,261,156	81,564,000	5.7%

GlaxoSmithKline ADR	381,107	13,360,123	14,020,927	1.0%

Johnson & Johnson	100,000	6,255,750	14,468,000	1.0%

Novartis ADR	235,400	10,919,562	21,381,382	1.5%

Pfizer	1,150,000	19,768,443	44,056,500	3.1%

		94,898,509	252,653,809	17.7%

Medical Devices

Abbott Laboratories	350,000	8,392,885	37,877,000	2.7%

		104,376,861	292,930,854	20.5%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	260,000	10,768,521	53,019,200	3.7%

Otis Worldwide	35,000	1,019,562	2,342,900	0.2%

		11,788,083	55,362,100	3.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	9

Amana Income Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 95.0%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Flow Control Equipment

Parker Hannifin	223,500	$9,152,582	$59,732,610	4.2%

Industrial Distribution & Rental

W.W. Grainger	80,000	7,590,798	33,464,000	2.3%

Industrial Machinery

Illinois Tool Works	300,000	14,672,460	63,327,000	4.4%

Measurement Instruments

Rockwell Automation	300,000	13,657,124	76,668,000	5.4%

Rail Freight

Canadian National Railway	384,000	8,600,818	41,107,200	2.9%

		65,461,865	329,660,910	23.1%

Materials

Basic & Diversified Chemicals

Air Products & Chemicals	110,000	6,424,723	30,815,400	2.2%

Linde	130,000	8,531,143	33,334,600	2.3%

		14,955,866	64,150,000	4.5%

Non Wood Building Materials

Carlisle	260,000	7,545,829	37,655,800	2.6%

Specialty Chemicals

3M	200,000	13,704,248	34,546,000	2.4%

PPG Industries	394,900	13,101,436	57,959,473	4.1%

RPM International	180,000	3,642,493	15,841,800	1.1%

		30,448,177	108,347,273	7.6%

		52,949,872	210,153,073	14.7%

Technology

Communications Equipment

Cisco Systems	300,000	13,127,828	12,906,000	0.9%

Infrastructure Software

Microsoft	400,000	7,953,170	85,628,000	6.0%

Semiconductor Devices

Intel	900,000	19,537,540	43,515,000	3.0%

Microchip Technology	250,000	38,489,292	40,312,500	2.8%

		58,026,832	83,827,500	5.8%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	850,048	8,455,615	82,471,657	5.8%

		87,563,445	264,833,157	18.5%

Total investments		$410,196,188	$1,357,006,213	95.0%

Other assets (net of liabilities)			70,912,484	5.0%

Total net assets			$1,427,918,697	100.0%

[1]	Non-income producing

ADR: American Depositary Receipt

10	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $410,196,188)	$1,357,006,213

Cash	68,370,054

Dividends receivable	3,304,816

Receivable for Fund shares sold	964,536

Prepaid expenses	23,304

Total assets	1,429,668,923

Liabilities

Accrued advisory fees	884,143

Payable for Fund shares redeemed	572,116

Accrued 12b-1 distribution fees	158,576

Accrued retirement plan custody fee	49,549

Accrued other liabilities	29,894

Accrued Chief Compliance Officer expenses	19,210

Accrued audit expenses	17,695

Accrued trustee expenses	11,080

ReFlow fees payable	7,217

Accrued other operating expenses	746

Total liabilities	1,750,226

Net Assets	$1,427,918,697

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$394,952,777

Total distributable earnings	1,032,965,920

Net assets applicable to Fund shares outstanding	$1,427,918,697

Net asset value per Investor Share	AMANX

Net assets, at value	$787,640,969

Shares outstanding	13,503,259

Net asset value, offering and redemption price per share	$58.33

Net asset value per Institutional Share	AMINX

Net assets, at value	$640,277,728

Shares outstanding	11,032,939

Net asset value, offering and redemption price per share	$58.03

Statement of Operations

Period ended November 30, 2020

Investment income

Dividend income (net of foreign tax of $207,920)	$14,010,482

Miscellaneous income	2,780

Total investment income	14,013,262

Expenses

Investment advisory fees	5,150,462

12b-1 distribution fees	936,814

Printing and postage fees	44,181

Custodian fees	27,474

Audit fees	21,797

Chief Compliance Officer expenses	20,055

Filing and registration fees	19,424

Other operating expenses	16,073

Trustee fees	12,664

Legal fees	12,116

ReFlow fees	10,029

Retirement plan custodial fees

Investor Shares	30

Institutional Shares	5,495

Total gross expenses	6,276,614

Less custodian fee credits	(27,474)

Net expenses	6,249,140

Net investment income	$7,764,122

Net realized gain from investments and foreign currency	$45,240,625	A

Net increase in unrealized appreciation on investments	152,933,089

Net gain on investments	$198,173,714

Net increase in net assets resulting from operations	$205,937,836

A	Includes $2,833,790 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	11

Amana Income Fund

Statements of Changes in Net Assets	Period ended November 30, 2020	Year ended May 31, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$7,764,122	$18,374,972

Net realized gain on investment	45,240,625	78,792,002

Net increase (decrease) in unrealized appreciation	152,933,089	45,966,608

Net increase in net assets	205,937,836	143,133,582

Distributions to shareowners from

Net dividend and distribution to shareholders - Investor Shares	-	(62,180,709)

Net dividend and distribution to shareholders - Institutional Shares	-	(42,709,106)

Total distributions	-	(104,889,815)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	27,862,374	79,868,137

Institutional Shares	75,905,040	134,740,958

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	60,579,908

Institutional Shares	-	40,867,964

Cost of shares redeemed

Investor Shares	(91,623,756)	(237,736,026)

Institutional Shares	(58,966,912)	(126,094,660)

Total capital share transactions	(46,823,254)	(47,773,719)

Total decrease in net assets	159,114,582	(9,529,952)

Net assets

Beginning of year	1,268,804,115	1,278,334,067

End of year	$1,427,918,697	1,268,804,115

Shares of the Fund sold and redeemed

Investor Shares (AMANX)

Number of shares sold	522,894	1,640,782

Number of shares issued in reinvestment of dividends and distributions	-	1,160,898

Number of shares redeemed	(1,721,251)	(4,771,815)

Net decrease in number of shares outstanding	(1,198,357)	(1,970,135)

Institutional Shares (AMINX)

Number of shares sold	1,411,283	2,676,602

Number of shares issued in reinvestment of dividends and distributions	-	788,395

Number of shares redeemed	(1,103,562)	(2,564,182)

Net increase in number of shares outstanding	307,721	900,815

12	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020	2019	2018	2017	2016

Net asset value at beginning of period	$50.03	$48.32	$48.91	$48.03	$44.35	$47.01

Income from investment operations

Net investment incomeA	0.28	$0.67	0.61	0.58	0.59	0.62

Net gains (losses) on securities (both realized and unrealized)	8.02	5.17	1.80	3.28	4.90	(0.38)

Total from investment operations	8.30	5.84	2.41	3.86	5.49	0.24

Less distributions

Dividends (from net investment income)	-	(0.66)	(0.62)	(0.57)	(0.58)	(0.65)

Distributions (from capital gains)	-	(3.47)	(2.38)	(2.41)	(1.23)	(2.25)

Total distributions	-	(4.13)	(3.00)	(2.98)	(1.81)	(2.90)

Net asset value at end of period	$58.33	$50.03	$48.32	$48.91	$48.03	$44.35

Total ReturnB	16.59%	11.77%	5.35%	7.82%	12.67%	0.81%

Ratios / supplemental data

Net assets ($000), end of period	$787,641	$735,565	$805,610	$882,571	$956,977	$1,047,345

Ratio of expenses to average net assets

Before custodian fee creditsC	1.05%	1.06%	1.11%	1.13%	1.13%	1.15%

After custodian fee creditsC	1.04%	1.06%	1.10%	1.12%	1.12%	1.14%

Ratio of net investment income after custodian fee credits to average net assetsC	1.05%	1.31%	1.22%	1.14%	1.29%	1.41%

Portfolio turnover rateB	4%	0%	1%	1%	1%	0%

Institutional Shares (AMINX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020	2019	2018	2017	2016

Net asset value at beginning of period	$49.72	$48.12	$48.72	$47.90	$44.30	$46.97

Income from investment operations

Net investment incomeA	0.35	0.78	0.74	0.70	0.70	0.75

Net gains (losses) on securities (both realized and unrealized)	7.96	5.13	1.79	3.26	4.90	(0.40)

Total from investment operations	8.31	5.91	2.53	3.96	5.60	0.35

Less distributions

Dividends (from net investment income)	-	(0.84)	(0.75)	(0.73)	(0.77)	(0.77)

Distributions (from capital gains)	-	(3.47)	(2.38)	(2.41)	(1.23)	(2.25)

Total distributions	-	(4.31)	(3.13)	(3.14)	(2.00)	(3.02)

Net asset value at end of period	$58.03	$49.72	$48.12	$48.72	$47.90	$44.30

Total ReturnB	16.71%	11.96%	5.63%	8.05%	12.96%	1.06%

Ratios / supplemental data

Net assets ($000), end of period	$640,278	$533,239	$472,724	$451,651	$372,621	$235,928

Ratio of expenses to average net assets

Before custodian fee creditsC	0.80%	0.83%	0.87%	0.89%	0.89%	0.90%

After custodian fee creditsC	0.79%	0.82%	0.86%	0.88%	0.89%	0.89%

Ratio of net investment income after custodian fee credits to average net assetsC	1.30%	1.55%	1.47%	1.39%	1.52%	1.71%

Portfolio turnover rateB	4%	0%	1%	1%	1%	0%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	13

Amana Growth Fund: Performance Summary

Average Annual Returns (as of November 30, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAGX)	29.75%	18.55%	14.24%	1.03%

Institutional Shares (AMIGX)[2]	30.06%	18.83%	n/a	0.79%

S&P 500 Index	17.46%	13.97%	14.18%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2010, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $37,844 versus $37,703 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

Expense ratios shown in this table have been restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

% of Total Net Assets

Apple	9.1%

Adobe	7.2%

Intuit	6.0%

ASML Holding	5.1%

Taiwan Semiconductor ADR	4.5%

Qualcomm	4.5%

Estee Lauder, Class A	4.3%

Church & Dwight	4.0%

Agilent Technologies	4.0%

Trimble	3.4%

Portfolio Diversification

% of Total Net Assets

Application Software	14.7%	∎
Communications Equipment	11.5%	∎
Household Products	9.8%	∎
Semiconductor Manufacturing	9.6%	∎
Semiconductor Devices	7.8%	∎
Large Pharma	7.0%	∎
Measurement Instruments	5.7%	∎
Rail Freight	4.6%	∎
Life Science Equipment	4.0%	∎
Biotech	3.0%	∎
Other industries < 3%	18.9%	∎
Other assets (net of liabilities)	3.4%	∎

14	Semi-Annual Report	November 30, 2020

Amana Growth Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 96.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design

Nike, Class B	100,000	$9,504,490	$13,470,000	0.5%

Home Products Stores

Lowe’s	400,000	8,620,300	62,328,000	2.3%

Specialty Apparel Stores

TJX Companies	1,150,000	12,679,185	73,036,500	2.8%

		30,803,975	148,834,500	5.6%

Consumer Staples

Beverages

PepsiCo	235,000	14,445,016	33,894,050	1.2%

Household Products

Church & Dwight	1,200,000	21,472,365	105,324,000	4.0%

Clorox	197,700	11,031,251	40,125,192	1.5%

Estée Lauder, Class A	458,594	16,624,230	112,502,280	4.3%

		49,127,846	257,951,472	9.8%

		63,572,862	291,845,522	11.0%

Financials

Consumer Finance

Mastercard, Class A	36,000	12,815,536	12,114,360	0.5%

		12,815,536	12,114,360	0.5%

Health Care

Biotech

Amgen	355,000	18,341,782	78,824,200	3.0%

Large Pharma

Bristol-Myers Squibb	225,000	12,943,750	14,040,000	0.5%

Eli Lilly	350,000	12,007,975	50,977,500	1.9%

Johnson & Johnson	380,000	23,150,479	54,978,400	2.1%

Novo Nordisk ADR	1,002,195	7,665,242	67,277,350	2.5%

		55,767,446	187,273,250	7.0%

Life Science Equipment

Agilent Technologies	900,000	16,302,137	105,210,000	4.0%

Medical Devices

Stryker	300,000	15,657,168	70,020,000	2.7%

		106,068,533	441,327,450	16.7%

Industrials

Building Sub Contractors

EMCOR Group	135,200	1,779,993	11,651,536	0.4%

Commercial & Residential Building Equipment & Systems

Johnson Controls International	580,000	26,593,290	26,703,200	1.0%

Courier Services

United Parcel Service, Class B	75,000	12,813,893	12,830,250	0.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	15

Amana Growth Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 96.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Industrial Distribution & Rental

Fastenal	838,100	$9,529,532	$41,444,045	1.6%

Measurement Instruments

Keysight Technologies[1]	500,000	8,390,911	60,020,000	2.3%

Trimble[1]	1,500,000	15,966,794	89,805,000	3.4%

		24,357,705	149,825,000	5.7%

Metalworking Machinery

Lincoln Electric Holdings	307,000	6,707,264	35,305,000	1.3%

Rail Freight

Norfolk Southern	250,000	14,370,513	59,255,000	2.3%

Union Pacific	300,000	16,986,610	61,224,000	2.3%

		31,357,123	120,479,000	4.6%

		113,138,800	398,238,031	15.1%

Materials

Precious Metal Mining

Newmont	750,000	42,354,995	44,115,000	1.7%

		42,354,995	44,115,000	1.7%

Technology

Application Software

Adobe[1]	400,000	12,795,020	191,388,000	7.2%

Intuit	450,000	15,564,740	158,409,000	6.0%

SAP ADR	312,779	19,806,664	37,896,304	1.5%

		48,166,424	387,693,304	14.7%

Communications Equipment

Apple	2,016,000	1,526,905	240,004,800	9.1%

Cisco Systems	1,500,000	26,759,130	64,530,000	2.4%

		28,286,035	304,534,800	11.5%

Information Services

Gartner[1]	179,900	6,185,084	27,344,800	1.0%

Infrastructure Software

Oracle	650,000	12,885,855	37,518,000	1.4%

Semiconductor Devices

Qualcomm	800,000	30,482,851	117,736,000	4.5%

Xilinx	600,000	14,947,540	87,330,000	3.3%

		45,430,391	205,066,000	7.8%

Semiconductor Manufacturing

ASML Holding	308,000	10,937,644	134,820,840	5.1%

Taiwan Semiconductor ADR	1,222,471	12,765,781	118,604,136	4.5%

		23,703,425	253,424,976	9.6%

		164,657,214	1,215,581,880	46.0%

Total investments		$533,411,915	$2,552,056,743	96.6%

Other assets (net of liabilities)			89,060,640	3.4%

Total net assets			$2,641,117,383	100.0%

[1]	Non-income producing

ADR:	American Depositary Receipt

16	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value (Cost $533,411,915)	$2,552,056,743

Cash	85,373,233

Dividends receivable	3,710,477

Receivable for Fund shares sold	3,073,681

Prepaid expenses	14,251

Total assets	2,644,228,385

Liabilities

Accrued advisory fees	1,512,329

Payable for Fund shares redeemed	1,135,419

Accrued 12b-1 distribution fees	308,067

Accrued retirement plan custody fee	68,278

Accrued other liabilities	22,206

Accrued audit expenses	18,978

Accrued ReFlow fees	15,778

Accrued trustee expenses	15,340

Accrued Chief Compliance Officer expenses	14,607

Total liabilities	3,111,002

Net Assets	$2,641,117,383

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$472,187,719

Total distributable earnings	2,168,929,664

Net assets applicable to Fund shares outstanding	$2,641,117,383

Net asset value per Investor Share	AMAGX

Net assets, at value	$1,538,485,380

Shares outstanding	27,454,648

Net asset value, offering and redemption price per share	$56.04

Net asset value per Institutional Share	AMIGX

Net assets, at value	$1,102,632,003

Shares outstanding	19,558,986

Net asset value, offering and redemption price per share	$56.37

Statement of Operations

Period ended November 30, 2020

Investment income

Dividend income (net of foreign taxes of $210,839)	$13,804,015

Miscellaneous income	7,594

Total investment income	13,811,609

Expenses

Investment advisory fees	8,733,794

12b-1 distribution fees	1,782,414

Printing and postage fees	58,398

Custodian fees	49,831

Audit fees	34,071

Chief Compliance Officer expenses	27,285

Other operating expenses	24,694

Trustee fees	22,224

Filing and registration fees	22,110

ReFlow fees	20,165

Legal fees	16,802

Retirement plan custodial fees

Investor Shares	45

Institutional Shares	6,571

Total gross expenses	10,798,404

Less custodian fee credits	(49,831)

Net expenses	10,748,573

Net investment income	$3,063,036

Net realized gain from investments	$13,029,860	A

Net increase in unrealized appreciation on investments	488,670,023

Net gain on investments	$501,699,883

Net increase in net assets resulting from operations	$504,762,919

A	Includes $6,521,014 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	17

Amana Growth Fund

Statements of Changes in Net Assets	Period ended November 30, 2020	Year ended May 31, 2020

Increase in net assets from operations

From operations

Net investment income	$3,063,036	$9,544,823

Net realized gain on investment	13,029,860	166,752,665

Net increase in unrealized appreciation	488,670,023	184,800,063

Net increase in net assets	504,762,919	361,097,551

Distributions to shareowners from

Net dividend and distribution to shareholders - Investor Shares	-	(42,389,414)

Net dividend and distribution to shareholders - Institutional Shares	-	(27,371,884)

Total distributions	-	(69,761,298)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	98,623,905	157,126,557

Institutional Shares	123,666,187	202,365,477

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	41,387,646

Institutional Shares	-	26,094,015

Cost of shares redeemed

Investor Shares	(161,941,359)	(340,236,012)

Institutional Shares	(86,617,929)	(203,392,880)

Total capital share transactions	(26,269,196)	(116,655,197)

Total increase in net assets	478,493,723	174,681,056

Net assets

Beginning of year	2,162,623,660	1,987,942,604

End of year	$2,641,117,383	$2,162,623,660

Shares of the Fund sold and redeemed

Investor Shares (AMAGX)

Number of shares sold	1,960,032	3,699,519

Number of shares issued in reinvestment of dividends and distributions	-	934,048

Number of shares redeemed	(3,221,855)	(8,057,051)

Net decrease in number of shares outstanding	(1,261,823)	(3,423,484)

Institutional Shares (AMIGX)

Number of shares sold	2,397,278	4,666,337

Number of shares issued in reinvestment of dividends and distributions	-	586,778

Number of shares redeemed	(1,677,428)	(4,761,970)

Net increase in number of shares outstanding	719,850	491,145

18	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Period ended			Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020		2019	2018	2017		2016

Net asset value at beginning of period	$45.39	$39.31		$36.24	$34.42	$33.05		$35.14

Income from investment operations

Net investment incomeA	0.04	0.15		0.13	0.16	0.17		0.18

Net gains on securities (both realized and unrealized)	10.61	7.33		4.14	5.47	5.30		0.09

Total from investment operations	10.65	7.48		4.27	5.63	5.47		0.27

Less distributions

Dividends (from net investment income)	-	(0.16)		(0.16)	(0.17)	(0.22)		(0.17)

Distributions (from capital gains)	-	(1.24)		(1.04)	(3.64)	(3.88)		(2.19)

Total distributions	-	(1.40)		(1.20)	(3.81)	(4.10)		(2.36)

Net asset value at end of period	$56.04	$45.39		$39.31	$36.24	$34.42		$33.05

Total ReturnB	23.62%	19.12%		12.28%	16.76%	18.38%		1.06%

Ratios / supplemental data

Net assets ($000), end of period	$1,538,485	$1,303,469		$1,263,423	$1,137,705	$1,113,440		$1,286,511

Ratio of expenses to average net assets

Before custodian fee creditsC	0.99%	1.02%		1.08%	1.09%	1.10%		1.09%

After custodian fee creditsC	0.99%	1.02%		1.08%	1.09%	1.09%		1.09%

Ratio of net investment income after custodian fee credits to average net assetsC	0.15%	0.36%		0.34%	0.45%	0.52%		0.54%

Portfolio turnover rateB	1%	0%	D	0%	0%	0%	D	0%

Institutional Shares (AMIGX)	Period ended			Year ended May 31
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020		2019	2018	2017		2016

Net asset value at beginning of period	$45.60	$39.49		$36.37	$34.53	$33.11		$35.17

Income from investment operations

Net investment incomeA	0.10	0.28		0.23	0.25	0.26		0.29

Net gains on securities (both realized and unrealized)	10.67	7.34		4.15	5.49	5.31		0.07

Total from investment operations	10.77	7.62		4.38	5.74	5.57		0.36

Less distributions

Dividends (from net investment income)	-	(0.27)		(0.22)	(0.26)	(0.27)		(0.23)

Distributions (from capital gains)	-	(1.24)		(1.04)	(3.64)	(3.88)		(2.19)

Total distributions	-	(1.51)		(1.26)	(3.90)	(4.15)		(2.42)

Net asset value at end of period	$56.37	$45.60		$39.49	$36.37	$34.53		$33.11

Total ReturnB	23.59%	19.39%		12.54%	17.03%	18.67%		1.31%

Ratios / supplemental data

Net assets ($000), end of period	$1,102,632	$859,154		$724,520	$565,740	$442,747		$457,898

Ratio of expenses to average net assets

Before custodian fee creditsC	0.74%	0.79%		0.84%	0.86%	0.86%		0.85%

After custodian fee creditsC	0.74%	0.78%		0.84%	0.86%	0.85%		0.85%

Ratio of net investment income after custodian fee credits to average net assetsC	0.40%	0.60%		0.58%	0.70%	0.78%		0.89%

Portfolio turnover rateB	1%	0%	D	0%	0%	0%	D	0%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Amount is less than 0.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	19

Amana Developing World Fund: Performance Summary

Average Annual Returns (as of November 30, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMDWX)	18.60%	6.23%	1.37%	1.34%

Institutional Shares (AMIDX)[2]	18.84%	6.42%	n/a	1.21%

MSCI Emerging Markets Index	18.43%	10.71%	3.60%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2010, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $11,455 versus rising to $14,253 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 25, 2020, and incorporates results for the fiscal year ended May 31, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Silergy	7.5%

Tencent Holdings ADR	6.1%

Taiwan Semiconductor ADR	4.7%

Techtronic Industries	4.1%

Samsung Electronics	3.3%

Advantech	2.9%

Baidu ADR	2.9%

LG Household & Health Care	2.8%

Kansas City Southern Industries	2.8%

Delta Electronics	2.7%

Portfolio Diversification

% of Total Net Assets

Household Products	10.4%	∎
Electronics Components	10.2%	∎
Semiconductor Manufacturing	7.3%	∎
Application Software	6.1%	∎
Communications Equipment	5.6%	∎
Telecom Carriers	4.9%	∎
Health Care Facilities	4.7%	∎
Internet Media	4.4%	∎
Semiconductor Devices	4.4%	∎
Home Improvement	4.1%	∎
Other industries < 3.0%	28.3%	∎
Other assets (net of liabilities)	9.6%	∎

20	Semi-Annual Report	November 30, 2020

Amana Developing World Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 90.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media

Baidu ADR[2]	9,000	$870,437	$1,250,910	China	2.9%

Naspers ADR	15,600	569,589	629,460	South Africa	1.5%

		1,440,026	1,880,370		4.4%

Telecom Carriers

Advanced Info Service	99,000	725,933	574,430	Thailand	1.3%

Advanced Info Service NVDR	25,000	146,658	145,058	Thailand	0.3%

Saudi Telecom	23,000	602,184	660,422	Saudi Arabia	1.5%

Telekomunikasi Indonesia ADR	34,500	633,330	774,525	Indonesia	1.8%

		2,108,105	2,154,435		4.9%

		3,548,131	4,034,805		9.3%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	12,000	292,199	1,000,800	United States	2.3%

Automobiles

Ford Otomotiv Sanayi	52,500	536,205	722,081	Turkey	1.7%

Home Improvement

Techtronic Industries	140,000	591,316	1,786,899	Hong Kong	4.1%

		1,419,720	3,509,780		8.1%

Consumer Staples

Food & Drug Stores

Clicks Group	78,000	483,452	1,178,514	South Africa	2.7%

Household Products

Colgate-Palmolive	12,600	657,268	1,079,064	United States	2.5%

LG Household & Health Care	900	998,497	1,230,240	Korea	2.8%

Unicharm	22,000	764,025	1,069,902	Japan	2.5%

Unilever ADR	18,200	799,053	1,111,292	United Kingdom	2.6%

		3,218,843	4,490,498		10.4%

Packaged Food

Indofood CBP Sukses Makmur	800,000	424,798	560,786	Indonesia	1.3%

M. Dias Branco	30,000	458,337	181,152	Brazil	0.4%

		883,135	741,938		1.7%

		4,585,430	6,410,950		14.8%

Financials

Financial Services

Prosus[2]	15,600	263,399	340,080	Netherlands	0.8%

Islamic Banking

BIMB Holdings	554,000	671,468	501,934	Malaysia	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	21

Amana Developing World Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 90.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials (continued)

Real Estate Owners & Developers

SM Prime Holdings	1,120,000	$433,681	$839,689	Philippines	1.9%

		1,368,548	1,681,703		3.9%

Health Care

Health Care Facilities

Bangkok Dusit Medical Services NVDR	1,220,000	757,264	865,172	Thailand	2.0%

IHH Healthcare	400,000	524,893	550,854	Malaysia	1.3%

KPJ Healthcare	2,535,992	592,100	594,566	Malaysia	1.4%

		1,874,257	2,010,592		4.7%

Health Care Services

Fleury	170,000	1,034,136	843,114	Brazil	1.9%

		2,908,393	2,853,706		6.6%

Industrials

Logistics Services

Kerry Logistics Network	400,000	583,457	876,652	China[3]	2.0%

Rail Freight

Kansas City Southern Industries	6,500	437,054	1,210,105	United States	2.8%

Waste Management

Sunny Friend Environmental Technology	110,000	920,063	863,202	Taiwan	2.0%

		1,940,574	2,949,959		6.8%

Materials

Specialty Chemicals

Barrick Gold	25,000	685,061	578,500	Canada	1.4%

Specialty Chemicals

International Flavors & Fragrances	5,000	706,596	560,500	United States	1.3%

		1,391,657	1,139,000		2.7%

Technology

Application Software

Tencent Holdings ADR	36,000	693,470	2,628,000	China	6.1%

Communications Equipment

Samsung Electronics	23,800	1,048,879	1,434,682	Korea	3.3%

Sercomm	346,000	900,376	958,889	Taiwan	2.3%

		1,949,255	2,393,571		5.6%

Computer Hardware & Storage

Advantech	117,685	790,656	1,265,486	Taiwan	2.9%

Continued on next page.

22	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of November 30, 2020

Common Stocks – 90.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology (continued)

Electronics Components

Delta Electronics	150,000	$810,304	$1,182,538	Taiwan	2.7%

Silergy	41,400	818,841	3,225,476	China[3]	7.5%

		1,629,145	4,408,014		10.2%

Semiconductor Devices

Micron Technology[2]	17,000	625,016	1,089,530	United States	2.5%

Qualcomm	5,500	583,368	809,435	United States	1.9%

		1,208,384	1,898,965		4.4%

Semiconductor Manufacturing

ASM Pacific Technology Limited	90,000	905,453	1,123,608	China[3]	2.6%

Taiwan Semiconductor ADR	21,000	843,194	2,037,420	Taiwan	4.7%

		1,748,647	3,161,028		7.3%

		8,019,557	15,755,064		36.5%

Utilities

Utility Networks

Hong Kong & China Gas	487,324	661,270	745,431	China[3]	1.7%

		661,270	745,431		1.7%

Total investments		$25,843,280	$39,080,398		90.4%

Other assets (net of liabilities)			4,135,737		9.6%

Total net assets			$43,216,135		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Non-Income producing
[3]	Denotes a country or region of primary exposure

ADR: American Depositary Receipt

NVDR: Thai Non-Voting Depository

Countries

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	23

Amana Developing World Fund

Statement of Assets and Liabilities

As of November 30, 2020

Assets

Investments in securities, at value

(Cost $25,843,280)	$39,080,398

Cash	4,171,283

Receivable for Fund shares sold	40,152

Dividends receivable	20,383

Receivable for security sales	1,928

Prepaid expenses	82

Total assets	43,314,226

Liabilities

Accrued advisory fees	27,765

Payable for Fund shares redeemed	24,261

Accrued retirement plan custody fee	12,191

Accrued audit expenses	10,849

Accrued Chief Compliance Officer expenses	5,446

Accrued other liabilities	4,782

Accrued postage	4,326

Accrued 12b-1 distribution fees	3,272

Accrued registration/filling fees	2,671

Accrued trustee expenses	1,441

Accrued other operating expenses	1,087

Total liabilities	98,091

Net Assets	$43,216,135

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$38,159,159

Total distributable earnings	5,056,976

Net assets applicable to Fund shares outstanding	$43,216,135

Net asset value per Investor Share	AMDWX

Net assets, at value	$16,173,842

Shares outstanding	1,351,279

Net asset value, offering and redemption price per share	$11.97

Net asset value per Institutional Share	AMIDX

Net assets, at value	$27,042,293

Shares outstanding	2,249,967

Net asset value, offering and redemption price per share	$12.02

Statement of Operations

Period ended November 30, 2020

Investment income

Dividend income

(net of foreign tax of $46,885)	$301,029

Miscellaneous income	90

Total investment income	301,119

Expenses

Investment advisory fees	149,601

12b-1 distribution fees	18,136

Filing and registration fees	11,945

Custodian fees	10,420

Audit fees	8,874

Printing and postage fees	3,144

Retirement plan custodial fees

Investor Shares	5

Institutional Shares	1,537

Trustee fees	520

Other expenses	317

Legal fees	263

Chief Compliance Officer expenses	256

Total gross expenses	205,018

Less custodian fee credits	(10,420)

Net expenses	194,598

Net investment income	$106,521

Net realized loss from investments and foreign currency	$(368,018)

Net increase in unrealized appreciation on investments and foreign currency	8,155,901

Net gain on investments	$7,787,883

Net increase in net assets resulting from operations	$7,894,404

24	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statements of Changes in Net Assets	Period ended November 30, 2020	Year ended May 31, 2020

Increase in net assets from operations

From operations

Net investment income	$106,521	$134,798

Net realized loss on investment	(368,018)	(1,218,147)

Net increase (decrease) in unrealized appreciation	8,155,901	2,120,957

Net increase (decrease) in net assets	7,894,404	1,037,608

Distributions to shareowners from

Net dividend and distribution to shareholders - Investor Shares	-	(56,407)

Net dividend and distribution to shareholders - Institutional Shares	-	(110,519)

Total distributions	-	(166,926)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	2,314,555	4,472,125

Institutional Shares	5,300,673	7,865,003

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	56,081

Institutional Shares	-	110,361

Cost of shares redeemed

Investor Shares	(2,492,917)	(6,721,742)

Institutional Shares	(2,012,001)	(4,593,570)

Total capital share transactions	3,110,310	1,188,258

Total increase in net assets	11,004,714	2,058,940

Net assets

Beginning of year	32,211,421	30,152,481

End of year	$43,216,135	$32,211,421

Shares of the Fund sold and redeemed

Investor Shares (AMDWX)

Number of shares sold	213,114	456,754

Number of shares issued in reinvestment of dividends and distributions	-	5,331

Number of shares redeemed	(231,695)	(702,245)

Net decrease in number of shares outstanding	(18,581)	(240,160)

Institutional Shares (AMIDX)

Number of shares sold	484,737	795,716

Number of shares issued in reinvestment of dividends and distributions	-	10,461

Number of shares redeemed	(188,625)	(467,694)

Net increase in number of shares outstanding	296,112	338,483

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	25

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.67	$9.33	$10.05	$9.97	$9.38	$10.29

Income from investment operations

Net investment incomeA	0.02	0.04	0.03	0.03	0.04	0.03

Net gains (losses) on securities (both realized and unrealized)	2.28	0.34	(0.70)	0.07	0.57	(0.89)

Total from investment operations	2.30	0.38	(0.67)	0.10	0.61	(0.86)

Less distributions

Dividends (from net investment income)	-	(0.04)	(0.05)	(0.02)	(0.02)	(0.05)

Total distributions	-	(0.04)	(0.05)	(0.02)	(0.02)	(0.05)

Net asset value at end of period	$11.97	$9.67	$9.33	$10.05	$9.97	$9.38

Total returnB	23.79%	4.02%	(6.70)%	0.98%	6.59%	(8.32)%

Ratios / supplemental data

Net assets ($000), end of period	$16,174	$13,253	$15,026	$15,067	$14,820	$17,781

Ratio of expenses to average net assets

Before custodian fee creditsC	1.23%	1.34%	1.36%	1.37%	1.35%	1.51%

After custodian fee creditsC	1.18%	1.29%	1.31%	1.32%	1.30%	1.45%

Ratio of net investment income after custodian fee credits to average net assetsC	0.45%	0.38%	0.35%	0.27%	0.41%	0.37%

Portfolio turnover rateB	2%	9%	9%	20%	10%	33%

Institutional Shares (AMIDX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020	2019	2018	2017	2016

Net asset value at beginning of period	$9.70	$9.36	$10.08	$9.99	$9.43	$10.33

Income from investment operations

Net investment incomeA	0.04	0.04	0.05	0.05	0.06	0.06

Net gains (losses) on securities (both realized and unrealized)	2.62	0.36	(0.72)	0.07	0.57	(0.89)

Total from investment operations	2.66	0.40	(0.67)	0.12	0.63	(0.83)

Less distributions

Dividends (from net investment income)		(0.06)	(0.05)	(0.03)	(0.07)	(0.07)

Total distributions	-	(0.06)	(0.05)	(0.03)	(0.07)	(0.07)

Net asset value at end of period	$12.02	$9.70	$9.36	$10.08	$9.99	$9.43

Total ReturnB	23.92%	4.20%	(6.58)%	1.17%	6.74%	(8.00)%

Ratios / supplemental data

Net assets ($000), end of period	$27,042	$18,959	$15,127	$16,034	$14,203	$7,340

Ratio of expenses to average net assets

Before custodian fee creditsC	1.00%	1.21%	1.19%	1.19%	1.14%	1.20%

After custodian fee creditsC	0.94%	1.16%	1.14%	1.14%	1.09%	1.14%

Ratio of net investment income after custodian fee credits to average net assetsC	0.64%	0.43%	0.54%	0.44%	0.65%	0.67%

Portfolio turnover rateB	2%	9%	9%	20%	10%	33%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year

26	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Performance Summary

Average Annual Returns (as of November 30, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAPX)[2]	4.58%	3.21%	n/a	0.88%

Institutional Shares (AMIPX)[2]	4.93%	3.43%	n/a	0.64%

FTSE Sukuk Index	8.44%	5.39%	4.82%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $11,779 versus $13,021 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 25, 2020, and incorporates results for the fiscal year ended May 31, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings

% of Total Net Assets

Perusahaan Penerbit SBSN (4.55% due 03/29/2026)	4.7%

Perusahaan Penerbit SBSN (4.45% due 02/20/2029)	4.6%

Investment Corporate of Dubai (5.00% due 02/01/2027)	4.6%

Almarai Sukuk (4.311% due 03/05/2024)	4.5%

TNB Global Ventures (3.244% due 10/19/2026)	4.5%

Emirates Islamic Bank (3.542% due 05/31/2021)	4.3%

Qatar International Bank (3.982% due 03/26/2024)	4.3%

State of Qatar A (3.241% due 01/18/2023)	4.3%

Dubai Islamic Bank (2.95% due 02/20/2025)	4.2%

Tabreed SPC (5.50% due 10/31/2025)	4.0%

Portfolio Diversification

% of Total Net Assets

Foreign Government Sukuks	34.4%	∎
Financial	28.9%	∎
Utilities	11.7%	∎
Consumer Discretionary	4.5%	∎
Materials	3.8%	∎
Communications	3.6%	∎
Industrials	3.4%	∎
Technology	3.2%	∎
Other Assets (net of liabilities)	6.5%	∎

Semi-Annual Report	November 30, 2020	27

Amana Participation Fund: Schedule of Investments	As of November 30, 2020

Corporate Sukuk – 59.1%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

Saudi Telecom[2]	3.89% due 05/13/2029	$4,450,000	$5,077,094	Saudi Arabia	3.6%

			5,077,094		3.6%

Consumer Discretionary

Almarai[2]	4.311% due 03/05/2024	6,000,000	6,422,810	Saudi Arabia	4.5%

			6,422,810		4.5%

Financials

Dubai Islamic Bank[2]	2.95% due 02/20/2025	5,700,000	5,945,623	United Arab Emirates	4.2%

Dubai International Finance Centre[2]	4.325% due 11/12/2024	3,000,000	3,139,693	United Arab Emirates	2.2%

Emirates Islamic Bank[2]	3.542% due 05/31/2021	6,050,000	6,128,072	United Arab Emirates	4.3%

Investment Corporate of Dubai[2]	5.00% due 02/01/2027	6,000,000	6,449,109	United Arab Emirates	4.6%

Majid Al Futtaim[2]	4.50% due 11/03/2025	3,250,000	3,540,448	United Arab Emirates	2.5%

Majid Al Futtaim[2]	4.638% due 05/14/2029	3,650,000	4,048,592	United Arab Emirates	2.9%

Qatar International Bank[2]	3.982% due 03/26/2024	5,650,000	6,048,765	Qatar	4.3%

Sharjah[2]	3.854% due 04/03/2026	2,500,000	2,715,637	United Arab Emirates	1.9%

Sharjah Islamic Bank[2]	3.084% due 09/08/2021	2,800,000	2,845,722	United Arab Emirates	2.0%

			40,861,661		28.9%

Industrials

DP World Crescent[2]	3.908% due 05/31/2023	4,500,000	4,757,839	United Arab Emirates	3.4%

			4,757,839		3.4%

Materials

Equate[2]	3.944% due 02/21/2024	5,000,000	5,326,240	United Arab Emirates	3.8%

			5,326,240		3.8%

Technology

Axiata SPV2[2]	4.357% due 03/24/2026	3,900,000	4,445,493	Malaysia	3.2%

			4,445,493		3.2%

Utilities

Government Bonds

Tabreed SPC[2]	5.50% due 10/31/2025	4,900,000	5,700,098	United Arab Emirates	4.0%

Power Generation

TNB Global Ventures Cap[2]	3.244% due 10/19/2026	5,840,000	6,345,260	Malaysia	4.5%

Utility Networks

Saudi Electric Global[2]	4.211% due 04/03/2022	1,500,000	1,562,146	Saudi Arabia	1.1%

Saudi Electric Global[2]	4.00% due 04/08/2024	1,200,000	1,301,051	Saudi Arabia	0.9%

Saudi Electric Global[3]	4.00% due 04/08/2024	1,500,000	1,626,514	Saudi Arabia	1.2%

			4,489,711		3.2%

			16,535,069		11.7%

Total Corporate Sukuk			$83,426,206		59.1%

Continued on next page.

28	November 30, 2020	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Schedule of Investments	As of November 30, 2020

Government Sukuk – 34.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Sukuk

Foreign Government Sukuk

Department of Finance Dubai[2]	3.875% due 01/30/2023	$3,750,000	$3,935,975	United Arab Emirates	2.8%

Department of Finance Dubai[2]	5.00% due 04/30/2029	4,500,000	5,274,771	United Arab Emirates	3.7%

Islamic Development Bank[2]	3.389% due 09/26/2023	3,500,000	3,760,555	Saudi Arabia	2.7%

Kingdom of Saudi Arabia[2]	2.894% due 04/20/2022	1,500,000	1,543,922	Saudi Arabia	1.1%

Kingdom of Saudi Arabia[2]	3.628% due 04/20/2027	4,500,000	5,000,932	Saudi Arabia	3.5%

Kingdom of Saudi Arabia[2]	4.303% due 01/19/2029	1,500,000	1,760,038	Saudi Arabia	1.2%

Perusahaan Penerbit SBSN[2]	3.75% due 03/01/2023	4,500,000	4,787,640	Indonesia	3.4%

Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	5,685,000	6,565,265	Indonesia	4.7%

Perusahaan Penerbit SBSN[2]	4.45% due 02/20/2029	5,550,000	6,547,946	Indonesia	4.6%

Ras Al Khaimah[2]	3.094% due 03/31/2025	3,150,000	3,331,755	United Arab Emirates	2.4%

State of Qatar[2]	3.241% due 01/18/2023	5,700,000	6,006,915	Qatar	4.3%

Total Government Sukuk			$48,515,714		34.4%

Total investments	(Cost is $127,022,163)		$131,941,920		93.5%

Other assets (net of liabilities)			9,111,241		6.5%

Total net assets			$141,053,161		100.0%

[1]	Country of risk
[2]

Security purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2020, the aggregate value of these securities was $130,315,406 representing 92.3% of net assets.

[3]

Security purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2020, the net value of these securities was $1,626,514 representing 1.2% of net assets.

Sukuk Quality Diversification

% of Total Net Assets

Rated “AAA”	2.7%	∎
Rated “AA-”	4.3%	∎
Rated “A+”	5.9%	∎
Rated “A-”	13.0%	∎
Rated “BBB+”	3.2%	∎
Rated “BBB”	26.3%	∎
Rated “BBB-”	13.9%	∎
Rated “BB+”	2.2%	∎
Not rated	22.1%	∎

Other assets (net of liabilities)	6.5%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	29

Amana Participation Fund

Statement of Assets and Liabilities
As of November 30, 2020

Assets

Investments in securities, at value

(Cost $127,022,163)	$131,941,920

Cash	8,476,721

Dividends receivable	862,127

Receivable for Fund shares sold	187,227

Reinvestment Cash account	8,964

Prepaid expenses	4,613

Total assets	141,481,572

Liabilities

Payable for Fund shares redeemed	317,724

Accrued advisory fees	57,253

Accrued audit expenses	22,727

Accrued legal expenses	11,214

Accrued retirement plan custody fee	7,100

Distributions payable	6,548

Accrued 12b-1 distribution fees	4,385

Accrued printing fees	778

Accrued trustee expenses	662

Accrued Chief Compliance Officer expenses	20

Total liabilities	428,411

Net Assets	$141,053,161

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$136,392,706

Total distributable earnings	4,660,455

Net assets applicable to Fund shares outstanding	$141,053,161

Net asset value per Investor Share	AMAPX

Net assets, at value	$21,506,171

Shares outstanding	2,061,513

Net asset value, offering and redemption price per share	$10.43

Net asset value per Institutional Share	AMIPX

Net assets, at value	$119,546,990

Shares outstanding	11,418,807

Net asset value, offering and redemption price per share	$10.47

Statement of Operations

Period ended November 30, 2020

Investment income

Sukuk Income	$1,789,306

Miscellaneous income	26

Total investment income	1,789,332

Expenses

Advisory fees	327,785

12b-1 distribution fees	24,636

Custodian fees	14,729

Filing and registration fees	13,151

Audit fees	12,986

Legal fees	3,878

Printing and postage fees	2,904

Retirement plan custodial fees

Investor Shares	38

Institutional Shares	1,858

Chief Compliance Officer expenses	1,344

Other operating expenses	1,051

Trustee fees	904

Total gross expenses	405,264

Less custodian fee credits	(14,729)

Net expenses	390,535

Net investment income	$1,398,797

Net realized gain from investments and foreign currency	$34,768

Net increase in unrealized appreciation on investments	3,814,886

Net gain on investments	$3,849,654

Net increase in net assets resulting from operations	$5,248,451

30	November 30, 2020	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statements of Changes in Net Assets	Period ended November 30, 2020	Year ended May 31, 2020

Increase in net assets from operations

From operations

Net investment income	$1,398,797	$2,529,245

Net realized gain (loss) on investment	34,768	(207,851)

Net increase in unrealized appreciation	3,814,886	1,087,637

Net increase in net assets	5,248,451	3,409,031

Distributions to shareowners from

Net dividend and distribution to shareholders—Investor Shares	(189,500)	(474,127)

Net dividend and distribution to shareholders—Institutional Shares	(1,209,297)	(2,049,632)

Total distributions	(1,398,797)	(2,523,759)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	8,681,153	15,209,085

Institutional Shares	42,970,136	80,724,782

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	184,221	466,172

Institutional Shares	1,166,947	1,939,030

Cost of shares redeemed

Investor Shares	(4,465,781)	(20,085,172)

Institutional Shares	(27,886,791)	(38,913,507)

Total capital share transactions	20,649,885	39,340,390

Total increase in net assets	24,499,539	40,225,662

Net assets

Beginning of year	116,553,622	76,327,960

End of year	$141,053,161	$116,553,622

Shares of the Fund sold and redeemed

Investor Shares (AMAPX)

Number of shares sold	843,140	1,504,601

Number of shares issued in reinvestment of dividends and distributions	17,801	46,051

Number of shares redeemed	(432,538)	(1,985,457)

Net increase (decrease) in number of shares outstanding	428,403	(434,805)

Institutional Shares (AMIPX)

Number of shares sold	4,150,666	7,960,240

Number of shares issued in reinvestment of dividends and distributions	112,342	191,267

Number of shares redeemed	(2,690,919)	(3,874,664)

Net increase in number of shares outstanding	1,572,089	4,276,843

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2020	31

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Period ended	Year ended May 31,				Period endedA

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$10.12	$9.97	$9.76	$10.07	$10.02	$10.00

Income from investment operations

Net investment incomeB	0.10	0.24	0.24	0.22	0.21	0.10

Net gains (losses) on securities (both realized & unrealized)	0.31	0.14	0.21	(0.31)	0.07	(0.01)

Total from investment operations	0.41	0.38	0.45	(0.09)	0.28	0.09

Less distributions

Dividends (from net investment income)	(0.10)	(0.23)	(0.24)	(0.22)	(0.22)	(0.07)

Distribution (from capital gains)	-	-	-	-	(0.01)	-

Total distributions	(0.10)	(0.23)	(0.24)	(0.22)	(0.23)	(0.07)

Paid-in capital from early redemption feesC	n/a	n/a	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.43	$10.12	$9.97	$9.76	$10.07	$10.02

Total ReturnD	4.06%	3.88%	4.70%	(0.94)%	2.87%	0.91%

Ratios / supplemental data

Net assets ($000), end of period	$21,506	$16,531	$20,612	$18,212	$12,014	$3,016

Ratio of expenses to average net assets

Before custodian fee creditsE	0.83%	0.88%	0.88%	0.87%	0.92%	1.12%

After custodian fee creditsE	0.81%	0.86%	0.87%	0.85%	0.91%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsE	1.92%	2.34%	2.46%	2.18%	2.14%	1.53%

Portfolio turnover rateD	12%	34%	22%	7%	23%	0%

Institutional Shares (AMIPX)	Period ended	Year ended May 31,				Period endedA

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2020	2020	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$10.16	$10.00	$9.79	$10.11	$10.05	$10.00

Income from investment operations

Net investment incomeB	0.11	0.26	0.27	0.24	0.24	0.07

Net gains (losses) on securities (both realized and unrealized)	0.31	0.16	0.21	(0.32)	0.06	0.04

Total from investment operations	0.42	0.42	0.48	(0.08)	0.30	0.11

Less distributions

Dividends (from net investment income)	(0.11)	(0.26)	(0.27)	(0.24)	(0.23)	(0.06)

Distribution (from capital gains)	-	-	-	-	(0.01)	-

Total distributions	(0.11)	(0.26)	(0.27)	(0.24)	(0.24)	(0.06)

Paid-in capital from early redemption feesC	n/a	n/a	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.47	$10.16	$10.00	$9.79	$10.11	$10.05

Total ReturnD	4.18%	4.23%	4.93%	(0.80)%	3.09%	1.10%

Ratios / supplemental data

Net assets ($000), end of period	$119,547	$100,023	$55,716	$44,729	$26,200	$12,727

Ratio of expenses to average net assets

Before custodian fee creditsE	0.58%	0.63%	0.64%	0.62%	0.68%	0.72%

After custodian fee creditsE	0.56%	0.61%	0.63%	0.60%	0.67%	0.72%

Ratio of net investment income after custodian fee credits to average net assetsE	2.17%	2.53%	2.70%	2.45%	2.38%	0.99%

Portfolio turnover rateD	12%	34%	22%	7%	23%	0%

A	Operations commenced on 9/28/2015
B	Calculated using average shares outstanding
C	Amount is less than $0.01
D	Not annualized for periods of less than one year
E	Annualized for periods of less than one year

32	Semi-Annual Report	November 30, 2020	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust (“Prior Trust”) organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights on matters affecting that class. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Unaudited Information

The information in this interim report has not been subject to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security’s fair value.

Semi-Annual Report	November 30, 2020	33

Notes To Financial Statements (continued)

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund’s share classes. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Share Valuation Inputs as of November 30, 2020
	Level 1	Level 2	Level 3
Funds	Quoted Price	Significant Observable Input	Significant Unobservable Input	Total

Income Fund

Common Stocks[1]	$1,357,006,213	$-	$-	$1,357,006,213

Total Assets	$1,357,006,213	$-	$-	$1,357,006,213

Growth Fund

Common Stocks[1]	$2,552,056,743	$-	$-	$2,552,056,743

Total Assets	$2,552,056,743	$-	$-	$2,552,056,743

Developing World Fund

Common Stocks

Communications	$2,654,895	$1,379,910	$-	$4,034,805

Consumer Discretionary	$1,000,800	$2,508,980	$-	$3,509,780

Consumer Staples	$2,190,356	$4,220,594	$-	$6,410,950

Financials	$340,080	$1,341,623	$-	$1,681,703

Health Care	$-	$2,853,706	$-	$2,853,706

Industrials	$1,210,105	$1,739,854	$-	$2,949,959

Materials	$1,139,000	$-	$-	$1,139,000

Technology	$6,564,385	$9,190,679	$-	$15,755,064

Utilities	$-	$745,431	$-	$745,431

Total Common Stocks	$15,099,621	$23,980,777	$-	$39,080,398

Total Assets	$15,099,621	$23,980,777	$-	$39,080,398

Participation Fund

Corporate Sukuk[1]	$-	$83,426,206	$-	$83,426,206

Government Sukuk[1]	$-	$48,515,714	$-	$48,515,714

Total Assets	$-	$131,941,920	$-	$131,941,920

During the period ended November 30, 2020, no Fund had transfers between Level 1, Level 2, and Level 3.

[1]	See the Schedule of Investments for additional details.

34	Semi-Annual Report	November 30, 2020

Notes To Financial Statements (continued)

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 38 is a summary of the inputs used as of November 30, 2020, in valuing the Funds’ investments carried at fair value.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds’ custodian or other banks. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017—2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of the fiscal year ended May 31, 2020, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund

Distributed earnings	$-	$-

Paid-in capital	$-	$-

	Developing World Fund	Participation Fund

Distributed earnings	$21,646	$-

Paid-in capital	$(21,646)	$-

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Semi-Annual Report	November 30, 2020	35

Notes To Financial Statements (continued)

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announce a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021 and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for , and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note 4 – Transactions with Affiliated Persons

Under a contract approved annually by the Board of Trustees of the Trrust, including those who are not party to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Effective December 1, 2020, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billion, and 0.50% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal period ended November 30, 2020, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees

Income Fund	$5,150,462

Growth Fund	$8,733,794

Developing World Fund	$149,601

Participation Fund	$327,785

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Brokerage Services, Inc. (“SBS”), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal period ended November 30, 2020, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees

Income Fund Investor Shares (AMANX)	$936,814

Income Fund Institutional Shares (AMINX)	n/a

Growth Fund Investor Shares (AMAGX)	$1,782,414

Growth Fund Institutional Shares (AMIGX)	n/a

Developing World Fund Investor Shares (AMDWX)	$18,136

Developing World Fund Institutional Shares (AMIDX)	n/a

Participation Fund Investor Shares (AMAPX)	$24,636

Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal period ended November 30, 2020, Saturna Capital spent an additional $3,324,241 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered “revenue sharing.” Any such payments will not change the net asset value or the price of a Fund’s shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended November 30, 2020, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees

Income Fund Investor Shares (AMANX)	$30

Income Fund Institutional Shares (AMINX)	$5,495

Growth Fund Investor Shares (AMAGX)	$45

Growth Fund Institutional Shares (AMIGX)	$6,571

Developing World Fund Investor Shares (AMDWX)	$5

Developing World Fund Institutional Shares (AMIDX)	$1,537

Participation Fund Investor Shares (AMAPX)	$38

Participation Fund Institutional Shares (AMIPX)	$1,858

36	Semi-Annual Report	November 30, 2020

Notes To Financial Statements (continued)

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal period ended November 30, 2020, the Funds paid trustee compensation expenses of $27,000, which is included in the $36,312 of total expenses incurred for the Independent Trustees. On November 30, 2020, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates ‘ ownership

Income Fund Investor Shares (AMANX)	0.02%

Income Fund Institutional Shares (AMINX)	2.90%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.26%

Developing World Fund Investor Shares (AMDWX)	1.40%

Developing World Fund Institutional Shares (AMIDX)	11.94%

Participation Fund Investor Shares (AMAPX)	0.08%

Participation Fund Institutional Shares (AMIPX)	5.33%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal period ended November 30, 2020, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Income Fund	$20,055

Growth Fund	$27,285

Developing World Fund	$256

Participation Fund	$1,344

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal period ended November 30, 2020, and the year ended May 31, 2020, were as follows:

Income Fund	November 30, 2020	May 31, 2020

Ordinary income	$-	$18,299,329

Long-term capital gain[1]	$-	$86,590,486

Growth Fund		May 31, 2020

Ordinary income[2]	$-	$9,683,783

Long-term capital gain[1]	$-	$60,077,515

Developing World Fund		May 31, 2020

Ordinary income[2]	$-	$166,926

Participation Fund		May 31, 2020

Ordinary income	$1,398,797	$2,523,759

1 Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

2 By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2020, were as follows:

	Income Fund	Growth Fund

Cost of investments	$410,196,188	$533,411,915

Gross unrealized appreciation	$947,825,058	$2,019,446,841

Gross unrealized depreciation	$(1,015,033)	$(802,013)

Net unrealized appreciation (depreciation)	$946,810,025	$2,018,644,828

	Developing World Fund	Participation Fund

Cost of investments	$25,843,280	$109,859,800

Gross unrealized appreciation	$14,451,342	$1,560,268

Gross unrealized depreciation	$(1,214,224)	$(455,397)

Net unrealized appreciation (depreciation)	$13,237,118	$1,104,871

As of May 31 2020, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$193,587

Accumulated capital gains	$32,961,690

Tax accumulated earnings	$33,155,277

Unrealized appreciation	$793,872,807

Total accumulated earnings	$827,028,084

Growth Fund

Undistributed ordinary income	$3,443,948

Accumulated capital gains	$130,747,992

Tax accumulated earnings	$134,191,940

Unrealized appreciation	$1,529,974,805

Total accumulated earnings	$1,664,166,745

Developing World Fund

Accumulated capital and other losses	$(7,920,210)

Unrealized appreciation	$5,082,782

Total accumulated losses	$(2,837,428)

Participation Fund

Accumulated capital and other losses	$(299,556)

Undistributed ordinary income	$5,486

Tax accumulated earnings	$(294,070)

Unrealized appreciation	$1,104,871

Total accumulated earnings	$810,801

Semi-Annual Report	November 30, 2020	37

Notes To Financial Statements (continued)

At May 31, 2020, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund

Short-term loss carryforwards no expiration	$-	$-	$1,132,337	$33,885

Long-term loss carryforwards no expiration	$-	$-	$5,928,657	$57,820

Total capital loss carryforwards	$-	$-	$7,060,994	$91,705

Post-October loss deferral[1]	$-	$-	$657,797	$207,851

Late year loss deferral[2]	$-	$-	$201,419	$-

1 Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

2 Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

Note 7 – Investments

During the fiscal period ended November 30, 2020, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales

Income Fund	$44,519,367	$61,173,797

Growth Fund	$104,082,203	$16,821,480

Developing World Fund	$4,305,546	$756,890

Participation Fund	$33,592,000	$16,023,063

Note 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. For the fiscal period ended November 30, 2020, such reductions were as follows:

Custodian Fee Credits

Income Fund	$27,474

Growth Fund	$49,831

Developing World Fund	$10,420

Participation Fund	$14,729

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.

Note 10 – COVID 19 Pandemic

The COVID-19 Pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

38	Semi-Annual Report	November 30, 2020

Expenses

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2020]	Ending Account Value [November 30, 2020]	Expenses Paid During Period	Annualized Expense Ratio

Income Fund

Investor Shares (AMANX), Actual	$1,000.00	$1,165.90	$5.66	1.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.28	1.04%

Institutional Shares (AMINX), Actual	$1,000.00	$1,167.10	$4.31	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.09	$4.02	0.79%

Growth Fund

Investor Shares (AMAGX), Actual	$1,000.00	$1,234.60	$5.53	0.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.12	$5.00	0.99%

Institutional Shares (AMIGX), Actual	$1,000.00	$1,235.90	$4.15	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75	0.74%

Developing World Fund

Investor Shares (AMDWX), Actual	$1,000.00	$1,237.90	$6.61	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$5.96	1.18%

Institutional Shares (AMIDX), Actual	$1,000.00	$1,239.20	$5.29	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.77	0.94%

Participation Fund

Investor Shares (AMAPX), Actual	$1,000.00	$1,040.60	$4.12	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$4.08	0.81%

Institutional Shares (AMIPX), Actual	$1,000.00	$1,041.80	$2.86	0.56%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.83	0.56%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of June 1, 2020, through November 30, 2020), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

Semi-Annual Report	November 30, 2020	39

Renewal of Investment Advisory Contract

During their meeting of September 14, 2020, the Trustees of Amana Mutual Funds Trust, including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and Saturna Capital Corporation (“Saturna”), focusing on the nature, extent, and quality of the services provided by Saturna to the Amana Funds. The Trustees considered Saturna’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plans, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna’s continued avoidance of significant operational and regulatory compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to meet investor needs with high quality services. They recognized Saturna’s efforts to recruit and retain qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. The Trustees recognized Saturna’s focus on investors and its efforts to avoid conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information from Morningstar and Lipper, which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, and the related Morningstar rankings (one through five stars) for the three-, five- and ten-year periods, as applicable, ended as of July 31, 2020. The Trustees also noted the high ratings for sustainability assigned to the Amana Growth Fund and Amana Developing World Fund by Morningstar. The Trustees also considered each Fund’s performance within its Lipper category.

The Trustees considered the short-, medium- and long-term investment performance of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each relative to their Morningstar and Lipper categories and noted that the Funds were managed for the long term. The Trustees also considered the short-term performance of Amana Participation Fund. The Trustees noted that the long-term investment performance of Amana Income Fund and Amana Growth Fund, both in absolute numbers and relative to Morningstar and Lipper categories, remained strong. The Trustees noted that the longer term performance of the Amana Developing World Funds was in the fourth quartile for its Morningstar category, but that Fund’s shorter term performance was in the top quartile and the second quartile for the one- and three-year periods, respectively. The Trustees noted that the Amana Participation Fund’s shorter term performance was in the top quartile and the second quartile for its Morningstar category for the one- and three-year periods, respectively. The Trustees noted the risk-averse investment style used by Saturna to manage the Funds and considered other factors, which can affect a Fund’s performance relative to the Fund’s broader Morningstar and Lipper peer categories. In evaluating such performance data, the Trustees noted that Islamic investment restrictions to which the Funds adhere increase Saturna’s research expenses and obligations and impose constraints on Saturna’s selection of the Funds’ portfolio investments that impact performance. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be acceptable to Islamic investors and that the risk averse approach also is attractive non-Islamic long-term investors.

Recognizing the investment mandates of the Funds, the Trustees also considered the performance of the Funds as compared to a more limited group of other funds with similar investment objectives and strategies, including faith-based managed funds, and a range of asset sizes. The Trustees considered these comparative performance data, along with the comparative data published by Morningstar and Lipper, as well as each Fund’s performance relative to its benchmark, to evaluate each Fund’s performance over near-term and long-term time periods, as applicable. When evaluating the Funds’ performance record, the Board noted that relative performance comparisons, especially over limited periods of time, is only one of the factors that it deems relevant to its consideration of each Fund’s agreement. The Board noted that, after considering all relevant factors, it may be appropriate to approve the continuation of the agreement notwithstanding a Fund’s underperformance relative to its Morningstar or Lipper peer groups during certain periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund’s operating expenses. The Trustees noted that the expense ratios for both share classes of Amana Growth Fund, Amana Developing World Fund and Amana Participation Fund and for the Institutional share class of Amana Income Fund were the same as or below their respective Morningstar category average expense ratios, and the expense ratio for the Investor share class of Amana Income Fund was higher than the Morningstar category average expense ratio. The Trustees also noted that, effective in 2019, Saturna had agreed to reduce the breakpoints in the investment advisory fee for Amana Growth Fund, Amana Income Fund and Amana Developing World Fund, by five basis points at each asset level, and effective on December 1, 2020, Saturna had agreed to a further reduction in the advisory fee breakpoints for these Funds at higher asset levels in excess of $1 billion. The Trustees noted that these actions were expected to lower the Funds’ advisory fees at current and/ or higher asset levels. In light of the services provided by Saturna, the Trustees found each Fund’s advisory fee structure and expense ratios to be reasonable given the size of each Fund, the services provided, and the expenses incurred by the adviser. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources to brokerage platforms and similar unaffiliated intermediaries. The Trustees noted that the expenses imposed by intermediaries are often borne by funds and the Trustees appreciated that Saturna’s efforts help make the Funds more widely available and otherwise less expensive had the Funds borne these expenses. The Trustees recognized that the competitive performance record of Amana Income Fund and Amana Growth Fund over the long-term had likely contributed to their asset size, which resulted in lower expense ratios due to rising costs being

40	Semi-Annual Report	November 30, 2020

spread over a larger asset base. The Trustees also took note of the costs borne by Saturna in subsidizing operations of the Amana Developing World Fund and Amana Participation Fund, noting that it had committed significant resources in developing and managing these Funds.

The Trustees reviewed Saturna’s financial information and discussed the issue of Saturna’s profitability related to its management and administration of the Funds. They discussed the reasonableness of Saturna’s profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted Saturna’s decades of dedicated service provided to Amana Mutual Fund Trust and its shareowners.

The Trustees considered the extent to which advisory fees paid to Saturna reflect economies of scale. The Trustees considered the fact that fee breakpoints lower the operating expenses and expense ratios of the Funds as assets grow and demonstrate the benefits of economies of scale are being shared with shareowners. In this connection, the Board noted that the investment advisory fee rate schedules for each Fund other than the Amana Participation Fund include breakpoints that reduce the fee rate as Fund assets increase above certain levels, and that Saturna has agreed, in 2019 and effective December 1, 2020, to reduce the breakpoints in the investment advisory fee for Amana Growth Fund, Amana Income Fund and Amana Developing World Fund as described above. With respect to the Amana Participation Fund, the Board determined that the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets. The Trustees considered and compared the fees charged by Saturna to other types of advisory accounts for which Saturna serves as an investment adviser, including non-mutual fund advisory clients and individual advisory clients. The Trustees noted the significant differences between the full range of services Saturna provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts. The Trustees also considered how the various services provided to those other accounts, which include Saturna’s investment management, research, and customer service operations performed for those accounts, benefit the Funds.

The Trustees considered potential benefits to Saturna and to its other businesses from acting as investment adviser for the Funds, but also noted that Saturna’s other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds’ portfolios and that Saturna’s affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs for the Funds. The Trustees further considered that Saturna was currently waiving its transfer agency fees to zero for each Fund.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm’s-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed based on their business judgment to renew the Investment Advisory and Administrative Services Agreement between Saturna and Amana Growth Fund, Amana Income Fund, Amana Developing World Fund, and Amana Participation Fund.

Semi-Annual Report	November 30, 2020	41

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42	Semi-Annual Report	November 30, 2020

Availability of Quarterly Portfolio Information

(1)

The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www. amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www.amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 7, 2020, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required. We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	November 30, 2020	43

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

SATURNA CAPITAL

1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	UMB Bank Kansas City, MO
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 9, 2020, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

(c) Registrant's Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSRS. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2021
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2021
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2021
Date